AIRCRAFT SECURITY AGREEMENT
                  ---------------------------

      THIS AIRCRAFT SECURITY AGREEMENT ("this Agreement"), is entered into as of December 20, 1996 between INTERGRAPH
CORPORATION, a Delaware corporation ("Debtor"), with its chief executive office located at One Madison Industrial Park, Huntsville, Alabama 35894, and FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party"), with a place of business located at 11111 Santa Monica Boulevard, Suite 1500, Los Angeles, California 90025-3333, with reference to the following facts:

                            RECITALS
                            --------

     WHEREAS, Debtor and Secured Party have entered into a Loan and Security Agreement, dated as of December 20, 1996 (as amended, restated, modified, renewed, or extended from time to time, the "Loan Agreement");

      WHEREAS, Debtor is the sole owner of the Aircraft described and identified in Schedule 1 attached hereto and incorporated herein by reference, subject only to the liens and rights of Secured Party granted herein. (Unless the context clearly requires otherwise, the term "Aircraft" as used hereinafter shall be deemed to mean the aircraft identified in Schedule 1, together with the engines attached or belonging thereto and any and all components, appliances, equipment, accessories, avionics, instruments, parts, manuals, books and records, and other property installed in, appurtenant to or delivered with or in respect of each such aircraft. Furthermore, capitalized words used herein but not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.);

      WHEREAS, Secured Party wishes to obtain and Debtor wishes to provide Secured Party with security for the repayment of all of the Obligations owing by Debtor to Secured Party (hereinafter collectively referred to as the "Secured Obligations"); and

      WHEREAS, pursuant to the Loan Agreement and as one of the conditions thereof precedent to the obligations of Secured Party under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party.

            GRANT OF SECURITY INTEREST AND MORTGAGE
            ---------------------------------------

      NOW, THEREFORE, in order to secure prompt payment and performance of all present and future Secured Obligations, Debtor does hereby assign and grant a security interest in and mortgage to Secured Party the following described personal property (hereinafter sometimes collectively referred to as the "Mortgaged Property"):

     (1)  The Aircraft identified in Schedule 1;

      (2) All appurtenances, accessions, appliances, spare parts, instruments, avionics, accessories or other equipment or parts related to each Aircraft, whether now or hereafter belonging to Debtor and part of, installed on or attached to any of the Aircraft;

     (3) All property constituting replacements of or additions to any of the property described above, in the event that any such replacements or additions shall become the property of Debtor;

      (4) All right, title and interest of Debtor in and to any lease, rental agreement or charter agreement respecting the Aircraft, including without limitation the right to receive either directly or indirectly from any party or person any rents or other payments due under such agreement(s);

      (5) All log books, records and other documents maintained by Debtor with respect to the foregoing items (1) through (4); and

      (6) All the proceeds and products of the foregoing items (1) through (4), including without limitation, all accounts, instruments, documents, contract rights, general intangibles, money, deposit accounts, goods, inventory, equipment and machinery and other tangible and intangible assets of Debtor arising out of or resulting from the sale or other disposition of any of the foregoing items and the proceeds of such proceeds, and the proceeds of insurance policies issued with respect to the foregoing and with respect to the use and operation of the Aircraft.

      IT IS HEREBY COVENANTED AND AGREED by and between Secured Party and Debtor that the terms, provisions and conditions upon which the Mortgaged Property is to be held and disposed of are as follows:

                           ARTICLE I

               REPRESENTATIONS AND WARRANTIES AND
               ----------------------------------
                      COVENANTS OF DEBTOR
                      -------------------

Section 1.1  - Title to Mortgaged Property
------------------------------------------

          Debtor represents and warrants that it has good and clear title to the Mortgaged Property free of all Liens, other than Permitted Liens.

                           ARTICLE 2

                 EVENTS OF DEFAULT AND REMEDIES
                 ------------------------------

Section 2.1  - Rights and Remedies Upon Default
-----------------------------------------------

     Upon the occurrence and during the continuance of any Event of Default, Secured Party shall have the right, to the extent provided under the Loan Agreement, to declare all or any portion of the Secured Obligations immediately due and payable and to terminate any commitment by Secured Party to make Revolving Advances or to issue L/Cs or L/C Guaranties to Debtor under the Loan Agreement. Secured Party shall have all other rights, powers, privileges and remedies available to a secured party under the UCC, at law or in equity, or otherwise.


Section 2.2  - Exercise of Remedies
-----------------------------------

          Each right, power and remedy herein granted Secured Party is cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing under or by virtue of the provisions of any other agreement between Debtor and Secured Party or in equity, at law or by virtue of statute or otherwise. No failure to exercise, and no delay in exercising, any right, power or remedy held by Secured Party hereunder or otherwise, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy held hereunder or otherwise, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

Section 2.3  - Replacements and Additions
-----------------------------------------

           Secured Party acknowledges that Debtor may, from time to time, replace portions, repair, or make additions to, the Aircraft, provided that the value of such Aircraft is not thereby impaired. Any such replacement property or additions which may become the property of Debtor shall immediately upon the acquisition thereof be and become subject to the lien of the security interest and mortgage created, granted and conveyed pursuant to this Agreement. Debtor shall execute such documents as are reasonably necessary to grant to Secured Party a security interest in or perfect Secured Party's security interest in said replacements or additions.

                           ARTICLE 3

                    MISCELLANEOUS PROVISIONS
                    ------------------------

Section 3.1  - Entire Agreement
-------------------------------

           This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof. This Agreement cannot be changed or terminated orally.

Section 3.2  - Notices
----------------------

          Unless otherwise specifically provided in this Agreement, any notice or other communication relating to this Agreement or any other agreement entered into in connection therewith shall be in writing and shall be personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, TWX, telefacsimile, or telegram (with messenger delivery specified) to Debtor or to Secured Party in the manner set forth in the Loan Agreement

Section 3.3  - Loan Document
----------------------------

          This Agreement is a Loan Document.


      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the day and year first written above.



                             INTERGRAPH CORPORATION,
                             a Delaware corporation


                             By
                               ------------------------------------
                             Title:
                                   --------------------------------

                             FOOTHILL CAPITAL CORPORATION,
                             a California corporation


                             By
                               ------------------------------------
                             Title:
                                   --------------------------------






                          EXHIBIT  C-1
                (Form of Compliance Certificate)


                   [on Borrower's letterhead]


To:  Foothill Capital Corporation
     11111 Santa Monica Boulevard, Suite 1500
     Los Angeles, California 90025-3333
     Attn: Business Finance Division Manager


          Re:  Compliance Certificate dated ____________, 199__

Ladies and Gentlemen:

          Reference is made to that certain Loan and Security Agreement, dated as of December 20, 1996 (as the same may from time to time be amended, modified, supplemented or restated, the "Loan Agreement") between Intergraph Corporation, a Delaware corporation ("Borrower") and Foothill Capital Corporation ("Foothill"). The initially capitalized terms used in this Compliance Certificate have the meanings set forth in the Loan Agreement unless specifically defined herein.

          Pursuant to Section 6.3 of the Loan Agreement, the undersigned officer of Borrower hereby certifies that:

          1.   The financial information of Borrower furnished in
Schedule 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes, in the case of financial statements delivered under Section 6.3(a) of the Loan Agreement) and fairly presents the financial condition of Borrower.

          2. Such officer has reviewed the terms of the Loan Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Borrower during the accounting period covered by financial statements delivered pursuant to Section 6.3 of the Loan Agreement.

          3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on Schedule 2 attached hereto, specifying the nature and period of existence thereof and what action Borrower has taken, is taking or proposes to take with respect thereto.

          4. Borrower is in timely compliance with all representations, warranties, and covenants set forth in the Loan Agreement and the other Loan Documents, except as set forth on
Schedule 2 attached hereto. Without limiting the generality of the foregoing, Borrower is in compliance with the covenants contained in Sections 7.20 and 7.21 of the Loan Agreement as demonstrated on
Schedule 3 hereof.


          IN WITNESS WHEREOF, this Compliance Certificate is
executed by the undersigned this _____ day of _______________,
________.


                              Intergraph Corporation,
                              a Delaware corporation



                              By: ________________________
                              Name:
                              Title:




                  COPYRIGHT SECURITY AGREEMENT
                  ----------------------------


      This COPYRIGHT SECURITY AGREEMENT (this "Agreement"), dated as of December 20, 1996 is made by INTERGRAPH CORPORATION, a Delaware corporation ("Debtor"), in favor of FOOTHILL CAPITAL
CORPORATION, a California corporation ("Secured Party").

                            RECITALS
                            --------

       A. Debtor and Secured Party have entered into that certain Loan and Security Agreement, dated as of the date hereof (as amended, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Debtor, and Debtor has granted to Secured Party a security interest in (among other things) certain of the general intangibles of Debtor.

       B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Copyright Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the copyrights and other general intangibles described herein.

                           ASSIGNMENT
                           ----------

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

          II.  Definitions; Interpretation.

               A. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Copyright Collateral" has the meaning set forth in Section 2.

          "Copyrights" has the meaning set forth in Section 2.

          "Lien" means any pledge, security interest, assignment, charge or encumbrance, lien (statutory or other), or other prefer ential arrangement (including any agreement to give any security interest).

          "Secured   Obligations"   means   all   liabilities,
obligations, or undertakings owing by Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

          "United States" and "U.S." each mean the United States of America.

               B. Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

               C. Interpretation. In this Agreement, except to the extent the context otherwise requires:

                    (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                   (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                  (iii)  The meaning of defined terms shall
     be equally applicable to both the singular and plural forms of the terms defined.

                   (iv)  The words "including," "includes"  and
     "include"  shall  be  deemed to be  followed  by  the  words
     "without limitation."

                    (v)  References  to  agreements  and  other
     contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                   (vi)  References to statutes or  regulations
     are   to  be  construed  as  including  all  statutory   and
     regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                  (vii)  Any captions and headings are  for
     convenience of reference only and shall not affect the construction of this Agreement.

                 (viii)  Capitalized words  not  otherwise
     defined herein shall have the respective meanings ascribed to them in the Loan Agreement.

                   (ix)  In  the  event of  a  direct  conflict
between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of Debtor and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Copyright Collateral, shall not be deemed a conflict with the Loan Agreement.

          III. Security Interest.

               A. Assignment and Grant of Security. As security for the payment and performance of the Secured Obligations, Debtor hereby grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising or in which Debtor now has or hereafter acquires or develops an interest and wherever the same may be located (the "Copyright Collateral"):

                    (i) all copyrights, rights, titles and interests in and to published and unpublished works of authorship that Debtor owns or uses in its business or will in the future adopt and so use,  and all  copyrights in any original or derivative works of authorship and all works protectable by copyright that are presently, or  in the future may be, owned, created, authored (as a work for hire), acquired or used (whether pursuant to a license or otherwise)  by
Debtor, in whole or in part (collectively, the "Copyrights"), all
copyright    registrations   and   applications   for   copyright
registration that have heretofore been or may hereafter be issued thereon  or  applied for in the United States or  throughout  the
world,    including   registrations,   recordings,   supplemental
registrations  and pending applications for registration  in  the
United  States Copyright Office (the "Registrations"), all common law  and  other  rights in and to the Copyrights  throughout  the
world,  including  all  copyright  licenses  (collectively,   the
"Copyright  Rights"),  and all renewals and  extensions  thereof, throughout the world, including all proceeds thereof (such as, by way  of  example  and  not by limitation, license  royalties  and
proceeds  of  infringement  suits),  the  right  (but   not   the
obligation) to renew and extend such Copyrights, Registrations and Copyright Rights and to register works protectable by copyright and the right (but not the obligation) to sue or bring opposition or cancellation proceedings in the name of Debtor or in the name of Secured Party for past, present and future infringements or violations of the Copyrights, Registrations and Copyright Rights, and recover damages for past, present and future infringements or violations thereof, and all rights corresponding thereto throughout the world, including:

                          (A)   all of Debtor's right, title  and
          interest in and to all copyrights or rights or interests in copyrights registered or recorded in the United States Copyright Office, including the Registrations listed on Schedule A attached hereto, as the same may be amended or supplemented pursuant hereto from time to time;

                          (B)   all of Debtor's right, title  and
          interest in and to all renewals and extensions of any such copyrights, including renewals or extensions of the Registrations listed on Schedule A attached hereto, that may be secured under the law now or hereafter in force and effect;

                          (C)   all of Debtor's right, title  and
          interest to make and exploit all derivative works based on or adopted from all works covered by any of the Copyright Collateral; and

                          (D)   all of Debtor's right, title  and
          interest pursuant to or under licensing or other contracts in favor of Debtor pertaining to copyrights and works protectable by copyright presently or in the future owned or used by third parties;

                   (ii) all inventions, designs, patents, patent applications, registrations, trade secrets, proprietary rights, corporate or other business records, computer programs, source codes, object codes, data bases and all other intangible personal property at any time used in connection with the businesses of Debtor
(referred to herein as "Proprietary Rights");

                  (iii) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Copyrights, Registrations, Copyright Rights or Proprietary Rights and not otherwise described above; and

                   (iv) all proceeds of any and all of the foregoing Copyright Collateral (including license royalties, rights to payment, accounts receivable and proceeds of infringement suits)  and,  to the  extent not otherwise included, all payments under  insurance
(whether or not Secured Party is the loss payee thereof)  or  any indemnity,  warranty or guaranty payable by  reason  of  loss  or damage  to  or otherwise with respect to the foregoing  Copyright
Collateral.  For purposes of this Agreement, the term  "proceeds"
includes  whatever  is  receivable  or  received  when  Copyright
Collateral  or proceeds are sold, licensed, collected,  exchanged or  otherwise disposed of, whether such disposition is  voluntary or  involuntary, and includes, without limitation, all rights  to
payment,  including  returned  premiums,  with  respect  to   any
insurance relating thereto.

               B. Certain Exclusions from Grant of Security Interest. Anything in this Agreement and the other Loan Documents to the
contrary   notwithstanding,  the  foregoing  grant,   assignment,
transfer, and conveyance of a security interest shall not  extend to, and the term "Copyright Collateral" shall not include, any item of Copyright Collateral described in Section 2(a) above that is now or hereafter held by Debtor as licensee or otherwise, solely in the event and to the extent that: (i) as the proximate
result   of   the  foregoing  grant,  assignment,  transfer,   or
conveyance of a security interest, Debtor's rights in or with respect to such item of Copyright Collateral would be forfeited or would become void, voidable, terminable, or revocable, or if Debtor would be deemed to have breached, violated, or defaulted the  underlying license or other agreement that governs such item of Copyright Collateral pursuant to the restrictions in the underlying license or other agreement that governs such item of
Copyright  Collateral;  (ii)  any  such  restriction   shall   be
effective and enforceable under applicable law, including Section 9318(4) of the Code; and (iii) any such forfeiture, voidness, voidability, terminability, revocability, breach, violation, or default cannot be remedied by Debtor using its best efforts (but without any obligation to make any material expenditures of money or to commence legal proceedings); provided, however, that the foregoing grant, assignment, transfer, and conveyance of security interest shall extend to, and the term "Copyright Collateral" shall include, (y) any and all proceeds of such item of Copyright Collateral to the extent that the assignment or encumbering of such proceeds is not so restricted, and (z) upon any such licensor or other applicable party's consent with respect to any such otherwise excluded item of Copyright Collateral being obtained, thereafter such item of Copyright Collateral as well as any proceeds thereof that might theretofore have been excluded from such grant, assignment, transfer, and conveyance of a security interest and the term "Copyright Collateral."

               C. Continuing Security Interest. Debtor agrees that this Agreement shall create a continuing security interest in the
Copyright   Collateral  which  shall  remain  in   effect   until
terminated in accordance with Section 17.

               D. Incorporation into Loan Agreement.  This Agreement
shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement.
Without   limiting   the  foregoing,  the  Copyright   Collateral
described  in  this  Agreement  shall  constitute  part  of   the
Collateral in the Loan Agreement.

               E. Licenses. Anything in the Loan Agreement or this Agreement to the contrary notwithstanding, Debtor may grant non-exclusive licenses of the Copyright Collateral (subject to the security interest (if any) of Secured Party therein) in the ordinary course of business consistent with past practice.


          IV. Representations and Warranties. Debtor represents and warrants to Secured Party and for the benefit of Secured Party the following:

               (a) True and Complete List. Set forth in Schedule A is a true and complete list of all Copyrights, Registrations in the
United   States   Copyright   Office,   and   applications    for
Registrations  in  the United States Copyright  Office  owned  by
Debtor or held (whether pursuant to a license or otherwise) or used in conducting its business, in whole or in part;

               (b) Powers. Debtor has full power, authority and legal right to pledge and to grant to Secured Party a security interest in all of the Copyright Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained;

               (c) Validity. Each of the Copyrights referred to in Schedule A is valid, subsisting and enforceable, and Debtor has properly complied with all applicable statutory and regulatory requirements, including all notice requirements, in connection with each of such Copyrights, and, except as set forth on
Schedule 5.10 to the Loan Agreement, no claim has been made that the use of any of such Copyrights does or may infringe or otherwise violate the rights of any third Person;

               (d) Title. Debtor has rights in and good title to the Copyright Collateral shown on the schedules hereto as being owned by it, is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to such Copyright Collateral, free and clear of any Liens (other than Liens in favor of Secured Party), including pledges, agreements, licenses, registered user agreements and covenants by Debtor not to sue third Persons; for any Copyright Collateral for which Debtor is either a licensor or a licensee pursuant to a license or licensing agreement regarding such Copyright Collateral, each such license or licensing agreement is in full force and effect, Debtor is not in default of any of its obligations thereunder and other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of such Copyright Collateral;

               (e) No Violation. The execution, delivery and performance by Debtor of this Agreement do not violate any provision of law or the articles of incorporation or by-laws of Debtor or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Debtor is a party or by which Debtor may be bound;

               (f) Authorization. This Agreement has been duly authorized, executed and delivered, and constitutes a legal, valid and binding agreement of Debtor enforceable in accordance with its terms; and

               (g) Secrecy. Debtor has taken and will continue to take all reasonable steps to protect the secrecy of all trade secrets relating to any of its unpublished Copyright Collateral and its Proprietary Rights.

          V. Covenants.   Debtor  covenants  that  so  long   as   this
Agreement shall be in effect, Debtor shall:
               (a) Further Acts. On a continuing basis, make, execute, acknowledge and deliver, and file and record in the proper filing
and   recording  places,  all  such  instruments  and  documents, including appropriate financing and continuation statements and security agreements, and take all such action as reasonably may be necessary or advisable or reasonably may be requested by Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Debtor's compliance with this Agreement or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to the Copyright Collateral. Without limiting the generality of the foregoing sentence,
Debtor:

               (i) authorizes Secured Party in its sole discretion after ten
          (10) days prior notice to Debtor, to modify this Agreement without first obtaining Debtor's approval of or signature to such modification by amending Schedule A hereof to include a reference to any right, title or interest in any existing Copyright, Registration or Copyright Right or any Copyright, Registration or Copyright Right acquired or developed by Debtor after the execution hereof, or to delete any reference to any right, title or interest in any Copyright, Registration or Copyright Right in which Debtor no longer has or claims any right, title or interest; and

                (ii) hereby authorizes Secured Party, in its sole discretion, to file one or more financing or continuation statements, and after ten (10) days prior notice to Debtor, amendments thereto, relative to all or any portion of the Copyright Collateral without the signature of Debtor where permitted by law;

               (b) Compliance with Law. Comply, in all material respects, with all applicable statutory and regulatory requirements in connection with any and all of the Copyright Collateral  that  is the  subject  of  the  Registrations  and  give  such  notice  of
copyright,   prosecute   such   material   claims,   keep    such
confidentiality and do all other acts and take all other measures which  may  be  necessary or desirable to preserve,  protect  and maintain  such  Copyright Collateral and all of  Debtor's  rights therein,  including  diligently prosecute any material  copyright
application  pending  as  of  the  date  of  this  Agreement   or
thereafter;

               (c) Compliance with Agreement. Comply with each of the terms and provisions of this Agreement, and not enter into any
agreement   (for   example,  a  license   agreement)   which   is
inconsistent with the obligations of Debtor under this Agreement without Secured Party's prior written consent; and

               (d) Lien Protection. Not permit the inclusion in any contract to which Debtor becomes a party of any provision that could or might impair or prevent the creation of a security interest in favor of Secured Party in Debtor's rights and interest in any property included within the definitions of the Copyrights, Registrations and Copyright Rights acquired under such contracts.

          VI. New Copyrights, Registrations and Copyright Rights.  If
Debtor   shall  obtain  rights  to  or  develop  any  new   works
protectable  by copyright, or become entitled to the  benefit  of
any   Copyright   Rights,   Registration   or   application   for
Registration not described on the schedules hereto, or any renewals or extension of any Copyright, Copyright Rights or
Registration,   the   provisions   of   this   Agreement    shall
automatically apply thereto. Debtor shall give Secured Party written notice (a) of any such work or such rights of material value to Debtor or the operation of its businesses and (b) any such Registration, applications for Registration or renewal or extension of any Copyright. Concurrently with or promptly after the filing of an application for any Registration for any Copyright, Debtor shall execute and deliver a Copyright Security Agreement substantially in the form of this Agreement and otherwise in form and substance satisfactory to the Secured Party, pursuant to which Debtor shall grant and reaffirm its grant of a security interest to the extent of its interest in such Registration as provided herein to Secured Party, and Debtor shall cause such agreement to be recorded in the offices and jurisdictions indicated by Secured Party.

          VII. Copyright Registration, Renewal and Litigation.

               (a) Registration. Debtor shall have the duty diligently to make any application for Registration on any existing or future
unregistered  but  copyrightable  works  that  are  material   to
Debtor's business or operations and to do any and all acts  which are  reasonably  necessary or desirable to  preserve,  renew  and
maintain   all  rights  in  all  Copyrights,  Registrations   and
Copyright  Rights; provided, however, that Debtor  shall  not  be obligated  to  renew any Copyrights, Registrations  or  Copyright
Rights  covering any products that Debtor has not sold,  licensed or used in its business for the previous five (5) years and which are of nominal commercial value or covering any products that are
immaterial   to  Debtor's  business  operations.   Any   expenses
incurred in connection therewith shall be borne solely by Debtor.
Except as otherwise permitted in this Section 6(a), Debtor shall not do any act or omit to do any act whereby any of the Copyright
Collateral may become abandoned or fall into the public domain or fail to renew any Copyright, Registration or Copyright Right owned by Debtor without the prior written consent of Secured
Party.

               (b) Protection. Except as provided in Section 8 and notwithstanding Section 1, Debtor shall have the right and obligation to commence and diligently prosecute in its own name, as real party in interest, for its own benefit and at its own
expense,   such   suits,  proceedings  or   other   actions   for
infringement or other damage as are in its reasonable business judgment necessary to protect the Copyright Collateral or any of Debtor's rights therein. Debtor shall provide to Secured Party any information with respect thereto requested by Secured Party. Secured Party shall provide at Debtor's expense all necessary cooperation in connection with any such suit, proceeding or action including joining as a nominal party if Secured Party shall have been satisfied that it is not incurring any risk of liability because of such joinder. Debtor shall provide at its expense representation acceptable to Secured Party for the common interest of Debtor and Secured Party with respect to such proceedings.

               (c) Notice. Debtor shall, promptly upon its becoming aware thereof, notify Secured Party in writing of the institution of, or  any  adverse  determination in, any proceeding,  application, suit or action of any kind described in Section 6(a) or 6(b),  or regarding  Debtor's claim of ownership in any of the  Copyrights,
Registrations  or  Copyright Rights, its right  to  register  the same,  or  its  right  to  keep and maintain  such  registration, whether  before the United States Copyright Office or any  United
States  or  foreign court or governmental agency.   Debtor  shall
provide promptly to Secured Party any information with respect thereto requested from time to time by Secured Party.

          VIII. Events of Default. The occurrence of any "Event of Default" under the Loan Agreement or any other Loan Document shall constitute an Event of Default hereunder.

          IX. Remedies.    Following  the  occurrence  and  during   the
continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement  and the  other  Loan Documents and applicable law (which  rights  and remedies  are cumulative) with respect to its security  interests in  any  of  the  Copyright Collateral or any  other  collateral.
Debtor agrees that such rights and remedies include the right  of
Secured Party as a secured party to sell or otherwise dispose  of its  collateral  after default, pursuant to  UCC  Section  9-504.
Debtor  agrees  that Secured Party shall at all times  have  such royalty  free licenses, to the extent permitted by law,  for  any
Copyright,  Copyright Rights, Proprietary  Right  and  any  other
Copyright  Collateral that is reasonably necessary to permit  the exercise  of  any of Secured Party's rights or remedies  upon  or after  the occurrence of (and during the occurrence of) an  Event of  Default  with  respect to (among other things)  any  tangible asset  of  Debtor in which Secured Party has a security interest, including  Secured Party's rights to sell inventory,  tooling  or packaging  which  is  acquired  by  Debtor  (or  its  successors, permitted  assignees, or trustee in bankruptcy).  In addition  to and  without  limiting any of the foregoing, upon the  occurrence and  during the continuance of an Event of Default, Secured Party shall  have the right but shall in no way be obligated  to  bring suit,  or  to  take  such  other action as  Secured  Party  deems necessary  or advisable, in the name of Debtor or Secured  Party, to  enforce  or  protect  any Copyright, Registration,  Copyright
Right  or Proprietary Right, and any license thereunder, in which event  Debtor shall, at the request of Secured Party, do any  and all  lawful  acts and execute any and all documents  required  by
Secured  Party  in aid of such enforcement.  To the  extent  that
Secured  Party  shall  elect not to bring  suit  to  enforce  any
Copyright, Registration, Copyright Rights, Proprietary Right,  or
any  license  thereunder, Debtor agrees  to  use  all  reasonable measures  and  its  diligent efforts, whether  by  action,  suit,
proceeding   or   otherwise,   to   prevent   the   infringement,
misappropriation  or  violation thereof by others  and  for  that purpose  agrees  diligently  to  maintain  any  action,  suit  or
proceeding   against  any  Person  necessary  to   prevent   such
infringement, misappropriation or violation.

          X. Authorization. If Debtor fails to comply with any of its obligations hereunder, Secured Party may do so in Debtor's name or in Secured Party's name, but at Debtor's expense, and Debtor hereby agrees to reimburse Secured Party in full upon demand for all expenses, including attorneys fees, incurred by Secured Party in protecting, defending and maintaining any of the Copyright Collateral or any right, title or interest of Debtor or Secured Party therein. Debtor hereby appoints Secured Party, and
authorizes,   directs  and  empowers  Secured  Party   to   make,
constitute and appoint any officer or agent of Secured Party as Secured Party may select, in its exclusive discretion, as the true and lawful attorney-in-fact of Debtor, with the power, if Debtor refuses or fails to do so timely, (a) to execute in the name of Debtor any financing statement or other instrument and any modification, supplement or amendment to this Agreement or
any  supplemental  Copyright  Security  Agreement  described   in
Sections 4(a) or 5 hereof, and do such other acts on Debtor's behalf, that Secured Party reasonably may deem necessary or advisable to accomplish the purposes hereof, and (b) upon and after the occurrence and continuation of any Event of Default,
(i) to endorse Debtor's name on all applications, documents, papers and instruments reasonably necessary for Secured Party to use any of the Copyright Collateral, and (ii) to grant or issue any exclusive or nonexclusive license under any of the Copyright Collateral to anyone else, or as may be reasonably necessary for Secured Party to assign, pledge, convey or otherwise transfer title in or dispose of any of the Copyright Collateral or any other collateral to anyone else. Debtor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue
hereof.   This power of attorney is coupled with an interest  and
is irrevocable until termination of this Agreement.

          XI. Notices. All notices and other communications hereunder to or from Secured Party and Debtor shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          XII. GOVERNING   LAW  AND  VENUE;  JURY  TRIAL  WAIVER.    THIS
AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH
THE  LAWS  OF THE STATE OF CALIFORNIA, EXCEPT TO THE EXTENT  THAT
THE  VALIDITY  OR  PERFECTION  OF  THE  ASSIGNMENT  AND  SECURITY
INTERESTS  HEREUNDER IN RESPECT OF ANY PROPERTY ARE  GOVERNED  BY
FEDERAL  LAW, IN WHICH CASE SUCH CHOICE OF CALIFORNIA  LAW  SHALL
NOT  BE  DEEMED  TO  DEPRIVE SECURED PARTY  OF  SUCH  RIGHTS  AND
REMEDIES AS MAY BE AVAILABLE UNDER FEDERAL LAW.  THE VALIDITY  OF
THIS    AGREEMENT,   ITS   CONSTRUCTION,   INTERPRETATION,    AND
ENFORCEMENT,  AND  THE  RIGHTS OF THE  PARTIES  HERETO  SHALL  BE
DETERMINED  UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE  WITH
THE  LAWS OF THE STATE OF CALIFORNIA. THE PARTIES AGREE THAT  ALL
ACTIONS  OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT
SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS
LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR,  AT
THE  SOLE  OPTION OF SECURED PARTY, IN ANY OTHER COURT  IN  WHICH
SECURED  PARTY SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS  AND
WHICH  HAS  SUBJECT  MATTER  JURISDICTION  OVER  THE  MATTER   IN
CONTROVERSY.   DEBTOR  AND SECURED PARTY WAIVES,  TO  THE  EXTENT
PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT
THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE
EXTENT  ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION
11.

                DEBTOR AND SECURED PARTY HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. DEBTOR AND SECURED PARTY REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          XIII. Entire Agreement; Amendment. This Agreement, together with the Schedules and Exhibits hereto, which are incorporated herein by this reference, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement, modify, amend or supplement the Schedules hereto or execute a supplemental Copyright Security Agreement, as provided herein, and the terms of any such modification, amendment, supplement or supplemental Copyright Security Agreement shall be deemed to be incorporated herein by this reference.

          XIV. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          XV. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          XVI. Loan Agreement. Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Loan Agreement, the applicable Security Agreement, and the other Loan Documents and all such rights and remedies are cumulative.

          XVII. No Inconsistent Requirements. Debtor acknowledges that this Agreement and the other Loan Documents may contain
covenants  and  other  terms  and  provisions  variously   stated
regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          XVIII. Termination. Upon the satisfaction in full of all Secured Obligations, this Agreement shall terminate and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtor and at Debtor's expense as shall be necessary to evidence termination of the security interest granted by Debtor to Secured Party hereunder.
           IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                              INTERGRAPH CORPORATION
                              a Delaware corporation



                              By:
                                 --------------------------
                              Title:
                                    -----------------------


                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation



                              By:
                                 --------------------------
                              Title:
                                    -----------------------
STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF LOS ANGELES         )


              On January __, 1997, before me, ______________________________, Notary Public, personally appeared ______________________________, personally known  to  me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



               Signature

[SEAL]


STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF LOS ANGELES         )


              On January __, 1997, before me, ______________________________, Notary Public, personally appeared ______________________________, personally known  to  me
(or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



               Signature

[SEAL]




                   PATENT SECURITY AGREEMENT
                   -------------------------

           THIS PATENT SECURITY AGREEMENT (this "Agreement"), dated as of December 20, 1996 is made by INTERGRAPH CORPORATION, a Delaware corporation ("Debtor"), in favor of FOOTHILL CAPITAL CORPORATION, a California corporation ("Secured Party").

                            RECITALS
                            --------

          A. Debtor and Secured Party have entered into that certain Loan and Security Agreement, dated as of the date hereof (as amended, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Debtor, and pursuant to which Debtor has granted to Secured Party a security interest in (among other things) certain of the general intangibles of Debtor.

          B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Patent and Trademark Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the patents and other general intangibles described herein.

                           ASSIGNMENT
                           ----------

           NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

     II.       Definitions; Interpretation.

          A. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Bankruptcy Code" means the United States Bankruptcy Code (11 U.S.C. 101 et seq.), as amended, and any successor statute.

           "Event of Default" means any Event of Default under the Loan Agreement.

           "Lien" means any pledge, security interest, assignment, charge or encumbrance, lien (statutory or other), or other prefer ential arrangement (including any agreement to give any security interest).

           "Loan Documents" has the meaning assigned to it in the Loan Agreement.

            "Patent  Collateral"  has  the  meaning  set  forth  in
Section 2.

          "Patents" has the meaning set forth in Section 2.

           "Person" means an individual, corporation, partnership, joint venture, trust, unincorporated organization or any other juridical entity.

           "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Patent Collateral, including "proceeds" as defined at UCC Section 9306, and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtor, from time to time in respect of any of the Patent Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Patent Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Patent Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Patent Collateral or for or on account of any damage or injury to or conversion of any Patent Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any successor thereto.

          "Secured Obligations" means all liabilities, obligations, or undertakings owing by Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

          "United States" and "U.S." each mean the United States of America.

          B. Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings ascribed to them in the UCC.

          C. Interpretation. In this Agreement, except to the extent the context otherwise requires:

               (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

               (ii) The words "hereof," "herein," "hereto," "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

               (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

               (iv) The words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation."

               (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

               (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

               (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agree ment.

               (viii) Capitalized words not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement.

               (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents  shall  be read together and construed, to the fullest extent possible, to  be
in   concert  with  each  other.   In  the  event  of  any  actual,
irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of the Debtor and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Patent
Collateral, shall not be deemed a conflict with the Loan Agreement.

     III.      Security Interest.

          A. Assignment and Grant of Security Interest. As security for the payment and performance of the Secured Obligations, Debtor hereby grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Debtor's right, title and interest in, to and under the following property, whether now existing or hereafter acquired or arising (collectively, the "Patent Collateral"):

          (i) all letters patent of the U.S. or any other country, all registrations and recordings thereof, and all applications for letters patent of the U.S. or any other country, owned, held or used by Debtor in whole or in part, including all existing U.S.
     patents and patent applications of Debtor which are described in Schedule A hereto, as the same may be amended or supplemented pursuant hereto from time to time, and together with and including all patent licenses held by Debtor, together with all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and the inventions disclosed therein, and all rights corresponding thereto throughout the world, including the right to make, use, lease, sell and otherwise transfer the inventions disclosed therein, and all proceeds thereof, including all license royalties and proceeds of infringement suits (collectively, the "Patents");

          (ii) all claims, causes of action and rights to sue for past, present and future infringement or unconsented use of any of the Patents and all rights arising therefrom and pertaining thereto;

          (iii) all general intangibles (as defined in the UCC) and all intangible intellectual or other similar property of Debtor of any kind or nature, whether now owned or hereafter acquired or developed, associated with or arising out of any of the Patents and not otherwise described above; and

          (iv) all products and Proceeds of any and all of the foregoing.

               B.        Certain Exclusions from Grant of Security Interest.
Anything  in  this  Agreement and the other Loan Documents  to  the
contrary   notwithstanding,   the  foregoing   grant,   assignment,
transfer,  and conveyance of a security interest shall  not  extend to, and the term "Patent Collateral" shall not include, any item of
Patent Collateral described in Section 2(a) above that is now or hereafter held by Borrower as licensee or otherwise, solely in the event and to the extent that: (i) as the proximate result of the foregoing grant, assignment, transfer, or conveyance of a security interest, Borrower's rights in or with respect to such item of
Patent  Collateral  would  be  forfeited  or  would  become   void,
voidable, terminable, or revocable, or if Borrower would be  deemed to  have breached, violated, or defaulted the underlying license or other  agreement  that  governs  such  item  of  Patent  Collateral pursuant to the restrictions in the underlying license or other agreement that governs such item of Patent Collateral; (ii) any
such   restriction   shall  be  effective  and  enforceable   under
applicable  law, including Section 9318(4) of the Code;  and  (iii)
any   such   forfeiture,   voidness,  voidability,   terminability,
revocability, breach, violation, or default cannot be  remedied  by
Debtor  using its best efforts (but without any obligation to  make
any   material   expenditures  of  money  or  to   commence   legal
proceedings);   provided,  however,  that  the   foregoing   grant,
assignment, transfer, and conveyance of security interest shall extend to, and the term "Patent Collateral" shall include, (y) any and all Proceeds of such item of Patent Collateral to the extent that the assignment or encumbering of such Proceeds is not so restricted, and (z) upon any such licensor or other applicable party's consent with respect to any such otherwise excluded item of Patent Collateral being obtained, thereafter such item of Patent Collateral as well as any Proceeds thereof that might theretofore have been excluded from such grant, assignment, transfer, and conveyance of a security interest and the term "Patent Collateral."

          C. Continuing Security Interest. Debtor agrees that this Agreement shall create a continuing security interest in the Patent Collateral which shall remain in effect until terminated in accordance with Section 16.

          D.        Incorporation into Loan Agreement.  This Agreement shall
be   fully   incorporated   into  the  Loan   Agreement   and   all
understandings, agreements and provisions contained in the Loan Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Patent Collateral described in this Agreement shall constitute part of the Collateral in the Loan Agreement.

          E.        Licenses.   Anything in the Loan Agreement or this
Agreement to the contrary notwithstanding, Debtor may grant non-exclusive licenses of the Patent Collateral (subject to the security interest (if any) of Secured Party therein) in the ordinary course of business consistent with past practice.

          IV. Further Assurances; Appointment of Secured Party as Attorney-in-Fact. Debtor at its expense shall execute and deliver, or cause to  be  executed  and  delivered, to  Secured  Party  any  and  all documents  and  instruments, in form and substance satisfactory  to
Secured Party, and take any and all action, which Secured Party may reasonably  request  from  time to time, to  perfect  and  continue perfected,  maintain the priority of or provide notice  of  Secured
Party's  security  interest  in  the  Patent  Collateral   and   to
accomplish  the  purposes of this Agreement.  Secured  Party  shall have the right to, in the name of Debtor, or in the name of Secured
Party  or  otherwise, without notice to or assent  by  Debtor,  and
Debtor  hereby  irrevocably constitutes and appoints Secured  Party
(and  any  of  Secured  Party's officers  or  employees  or  agents designated by Secured Party) as Debtor's true and lawful  attorney-
in-fact  with full power and authority, if Debtor refuses or  fails to  do  so timely, (i) to sign the name of Debtor on all or any  of such  documents  or instruments, and perform all other  acts,  that
Secured  Party reasonably deems necessary or advisable in order  to
perfect   or   continue  perfected,  maintain   the   priority   or
enforceability  of  or provide notice of Secured  Party's  security interest in, the Patent Collateral, and (ii) to execute any and all other  documents and instruments, and to perform any and  all  acts and  things  for and on behalf of Debtor, which Secured  Party  may deem  necessary or advisable to maintain, preserve and protect  the
Patent Collateral and to accomplish the purposes of this Agreement, including  (A)  after the occurrence and during the continuance  of any  Event  of Default, to defend, settle, adjust or institute  any action,  suit or proceeding with respect to the Patent  Collateral,
(B) during a Triggering Event, to assert or retain any rights under any  license agreement for any of the Patent Collateral,  including any rights of Debtor arising under Section 365(n) of the Bankruptcy
Code,  and  (C) after the occurrence and during the continuance  of any  Event  of  Default,  to  execute  any  and  all  applications,
documents,         papers        and        instruments         for
Secured   Party  to  use  the  Patent  Collateral,  to   grant   or
issue  any exclusive or non-exclusive license with respect  to  any
Patent Collateral (it being understood that so long as no Event  of
Default  has occurred and is continuing, Debtor may grant or  issue licenses  in  the ordinary course of business with respect  to  the
Patent  Collateral),  and to assign, convey or  otherwise  transfer
title  in  or  dispose  of  the Patent Collateral.   The  power  of
attorney set forth in this Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with Section 16.

           Nothing in this Agreement shall obligate Debtor to commence any suit, proceeding or other action for infringement of any of the Patents that are not material to the business of Debtor.

          V. Representations and Warranties. Debtor represents and warrants to Secured Party as follows:

               A. No Other Patents. A true and correct list of all of the existing Patents owned, held (whether pursuant to a license or otherwise) or used by Debtor, in whole or in part, is set forth in Schedule A.

               B. Validity. Each of the Patents listed on Schedule A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, all maintenance fees required to be paid on account of any Patents have been timely paid for maintaining such Patents in force, and, to the best of Debtor's knowledge, each of the Patents is valid and enforceable.

               C.        Ownership of Patent Collateral; No Violation.
(i) Debtor has  rights  in  and good title to the existing Patent  Collateral,
(ii) with respect to the Patent Collateral shown on Schedule A hereto as owned by it, Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder), including licenses, shop rights and covenants by Debtor not to sue third persons and
(iii) with respect to any Patent for which Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Patent, each such license or licensing agreement is in full force and effect, Debtor is not in default of any of its obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person is known by Debtor to have any rights in or to any of the Patent Collateral. To the best of Debtor's knowledge, the past, present and contemplated future use of the Patent Collateral by Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

               D. No Infringement. To the best of Debtor's knowledge, no material infringement or unauthorized use presently is being made of any of the Patent Collateral by any Person.

               E. Powers. Debtor has the unqualified right, power and authority to pledge and to grant to Secured Party a security
interest  in  all  of  the  Patent  Collateral  pursuant  to   this
Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

          VI. Covenants. So long as any of the Secured Obligations remain unsatisfied, Debtor agrees that it will comply with all of the covenants, terms and provisions of this Agreement, the Loan
Agreement and the other Loan Documents, and Debtor will promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Patents or the Patent Collateral, including any petition under the Bankruptcy
Code filed by or against any licensor of any of the Patents for which Debtor is a licensee.

          VII. Future Rights. Except as otherwise expressly agreed to in writing by Secured Party, for so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Secured
Party  shall have released or terminated, in whole but not in part, its  interest  in the Patent Collateral, if and when  Debtor  shall obtain  rights to any new patentable inventions, or become entitled
to   the   benefit  of  any  Patent,  or  any  reissue,   division,
continuation,  renewal,  extension or continuation-in-part  of  any
Patent or Patent Collateral or any improvement thereof (whether pursuant to any license or otherwise), the provisions of Section 2 shall  automatically apply thereto and Debtor shall give to Secured
Party  prompt  notice thereof.  Debtor shall do all  things  deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests
of  Secured  Party in such future acquired Patent  Collateral.   In
accordance with Section 3 hereof, Debtor hereby authorizes  Secured
Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Debtor's behalf and as its attorney-in-fact to include any future patents which are or become Patent Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

          VIII. Remedies. Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Patent Collateral or any other
Collateral.   Debtor agrees that such rights and  remedies  include
the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section
9504.   Debtor  agrees that Secured Party shall at all  times  have such royalty free licenses, to the extent permitted by law, for any Patent Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of an Event of Default with respect to (among other things) any tangible asset of Debtor in which Secured Party has a
security  interest,  including  Secured  Party's  rights  to   sell
inventory, tooling or packaging which is acquired by Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have  the right but shall in no way be obligated to bring suit,  or to take such other action as Secured Party deems necessary or advisable, in the name of Debtor or Secured Party, to enforce or protect any of the Patent Collateral, in which event Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement.  To the extent that Secured Party shall elect not to bring suit to enforce such Patent Collateral, upon, during, or after the occurrence of an Event of Default, Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violations thereof by others and for that
purpose   agrees  diligently  to  maintain  any  action,  suit   or
proceeding   against   any  Person  necessary   to   prevent   such
infringement, misappropriation or violation.

          IX. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor and Secured Party and their respective successors and assigns.

          X. Notices. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          XI. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of
the   security  interests  hereunder  in  respect  of  any   Patent
Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive Secured Party of such rights and remedies as may be available under federal law.

          XII. Entire Agreement; Amendment. This Agreement, together with the Schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all  prior  drafts  and  communications relating  to  such  subject
matter.   Neither this Agreement nor any provision  hereof  may  be
modified, amended or waived except by the written agreement of the parties, as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof.

          XIII. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with  respect to such party shall, to the fullest extent  permitted
by   applicable   law,  not  invalidate  or   render   illegal   or
unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          XIV. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          XV. Loan Agreement. Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Patent Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

          XVI. No Inconsistent Requirements. Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

          XVII. Termination. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtor and at Debtor's expense as shall be necessary to evidence termination of the security interest granted by Debtor to Secured Party hereunder.
          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                              INTERGRAPH CORPORATION,
                              a Delaware corporation


                              By:
                                 -----------------------------
                              Title:
                                    --------------------------

                              FOOTHILL CAPITAL CORPORATION,
                              a California corporation


                              By:
                                 -----------------------------
                              Title:
                                    --------------------------

STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF                )
         ------------

               On January __, 1997, before me, ______________________________, Notary Public, personally appeared
______________________________, personally known to me  (or  proved to me on the basis of satisfactory evidence) to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

               WITNESS my hand and official seal.


                         ------------------------
                         Signature

[SEAL]

STATE OF CALIFORNIA      )
                         )  ss
COUNTY OF                )
         ------------


           On January __, 1997, before me, ______________________________, Notary Public, personally appeared
______________________________, personally known to me  (or  proved to me on the basis of satisfactory evidence) to be the person(s) whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



               Signature

[SEAL]




                        PLEDGE AGREEMENT


           PLEDGE AGREEMENT, dated as of December 20, 1996, made by the Persons listed on the signature pages hereof (each a "Pledgor" and collectively the "Pledgors"; provided that "Pledgor" shall be deemed to include any other Person that executes and delivers an amendment in the form of Exhibit A hereto agreeing to be bound by the terms and provisions hereof), to Foothill Capital Corporation ("Foothill").


                     W I T N E S S E T H :


          WHEREAS, Intergraph Corporation ("Borrower") and Foothill have entered into that certain Loan and Security Agreement, dated as of even date herewith (as it may be amended, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Loan Agreement); and

           WHEREAS, each Pledgor is the legal and beneficial owner of the shares of capital stock or other equity securities described in Schedules I, II, and III hereto (or any addenda thereto) and issued by the respective issuers named therein (collectively, the "Pledged Shares"); and

           WHEREAS, as used herein, the term "Excluded Equity Interests" shall mean: (i) equity interests in entities that are not corporations or limited liability companies but are strategic alliances, joint marketing ventures, joint development ventures, or other similar joint arrangements entered into by Borrower in the ordinary course of Borrower's business; and (ii) with respect to any Subsidiary, options or other rights to acquire equity securities of that Subsidiary that are issued or granted, in the ordinary course of business and generally consistent with past practice of Borrower's Subsidiaries (other than Foreign Subsidiaries), to officers, directors, employees, or consultants of that Subsidiary in connection with incentive compensation arrangements and that do not in the aggregate, in the case of any single Subsidiary, involve or permit the issuance of more than 15% of the total equity securities of such Subsidiary, and equity securities issued pursuant to the exercise of such rights or options; and

           WHEREAS, the Pledged Shares identified on Schedule I hereto as of the date hereof (and any addenda thereto as of the date thereof) represent all of the capital stock or other equity securities (other than Excluded Equity Interests) of each direct or indirect Subsidiary of Borrower having total assets of $100,000 or more that is not a Foreign Subsidiary (each, a "Pledged Domestic Issuer"); and

           WHEREAS, the Pledged Shares identified on Schedule II hereto (and any addenda thereto) represent all of the capital stock or other equity securities (other than the Excluded Foreign Portion) of each Foreign Subsidiary identified thereon (each, a "Pledged Foreign Issuer); and

           WHEREAS, the Pledged Shares identified on Schedule III hereto (and any addenda thereto) represent all right, title, and interest of Borrower in and to all of the capital stock or other equity interests underlying the Permitted Toehold Investments (the issuers thereof being the "Pledged Toehold Issuers"; the Pledged
Domestic Issuers, the Pledged Foreign Issuers, and the Pledged Toehold Issuers being, collectively, the "Issuers"); and

           WHEREAS, it is a condition precedent under the Loan Agreement to the making of the Advances and the Term Loan and the issuance of Letters of Credit that the Pledgors shall have made the pledge contemplated by this Agreement;

           NOW, THEREFORE, in consideration of the premises and to induce Foothill to make the Advances and the Term Loan and to cause the issuance of the Letters of Credit, each Pledgor hereby agrees with Foothill as follows:

           SECTION l. Pledge. Each Pledgor hereby pledges to Foothill, and grants to Foothill a security interest in, all of such Pledgor's right, title, and interest in and to the following (the "Pledged Collateral"):

               (i)  all of the Pledged Shares;

                (ii) all additional shares of stock or other securities of any Issuer of the Pledged Shares from time to time acquired by such Pledgor in any manner (any such shares being "Additional Shares"); provided, however, that with respect to any Pledged Domestic Issuer, any such Additional Shares shall not include the Excluded Equity Interests; provided further that with respect to any Pledged Foreign Issuer, any such Additional Shares shall not include the Excluded Foreign Portion thereof;

               (iii) the certificates (if any) representing the shares referred to in clauses (i) and (ii) above; and

                (iv) all dividends, cash, instruments and other property or proceeds, from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares and/or Additional Shares.

           SECTION 2. Security for Obligations. This Agreement secures, and the Pledged Collateral is security for, the full and prompt payment by Borrower when due (whether at stated maturity, by acceleration or otherwise) of, and the performance by Borrower of, the Obligations, whether now or hereafter existing and whether for principal, interest, fees, expenses or otherwise, and the performance by each Pledgor of its obligations hereunder (collectively, the "Secured Obligations").

           SECTION 3. Delivery of Pledged Collateral. Subject to Section 4.1 and Section 4.2 of the Loan Agreement and only to the extent any such certificates or instruments exist: (a) all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Foothill pursuant hereto (and, in the case of Pledged Shares issued by any Pledged Foreign Issuer, to the extent permitted by applicable foreign law) and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Foothill; (b) during any Triggering Event, Foothill shall have the right to the extent permitted under any applicable law, at any time in its discretion and without notice to any Pledgor, to transfer to or to register in its name or in the name of any of its nominees any or all of the Pledged Collateral; (c) Foothill shall have the right at any time to exchange certificates representing or evidencing any of the Pledged Collateral for certificates of smaller or larger denominations; and (d) Foothill acknowledges and agrees that, in the case of Pledged Shares issued by any Pledged Foreign Issuer, any Pledgor may deliver to Foothill one or more single certificates representing both Pledged Shares and shares which are not pledged or required to be pledged hereunder (the "Unpledged Shares") and that, upon any Pledgor's written request, Foothill shall cooperate with such Pledgor to permit the exchange of certificates of smaller or larger denominations and shall return to, or permit to be retained by, such Pledgor certificates representing any Unpledged Shares; provided, however, that (i) Foothill shall not be obligated to relinquish possession of any certificates representing (either in whole or in part) Pledged Shares if in the reasonable opinion of Foothill such action would cause the Lien of Foothill with respect to such Pledged Shares to cease to be perfected, and (ii) in no event shall such Pledgor be entitled to the return of certificates representing more than the Excluded Foreign Portion of any Pledged Foreign Issuer.

           SECTION  4.      Representations and  Warranties.   Each
Pledgor makes the following representations:

           (a) As of the date that the applicable Pledged Shares are pledged hereunder, the Pledged Shares (i) have been duly authorized and validly issued; (ii) are fully paid and non-assessable; and (iii) constitute (x) all of the issued and outstanding capital stock and other equity securities (other than Excluded Equity Interests) of each Pledged Domestic Issuer, (y) all of the issued and outstanding capital stock and other equity securities (other than the Excluded Foreign Portion thereof) of each Pledged Foreign Issuer, and (z) all right, title, and interest of Borrower in and to all of the capital stock or other equity interests underlying the Permitted Toehold Investments (and, as to each Pledged Toehold Issuer, representing the percentage indicated on Schedule III of all of the capital stock and other equity interests issued by such Issuer).

           (b) Such Pledgor is the legal and beneficial owner of the Pledged Collateral free and clear of any Lien, except for Permitted Liens.

           (c) Upon compliance with any applicable local law registration requirements, the pledge of the Pledged Shares issued by each Pledged Domestic Issuer pursuant to this Agreement creates a valid, perfected and first priority security interest in such Pledged Collateral, in favor of Foothill.

           (d) Subject to Section 4.1 of the Loan Agreement and except with respect to any Pledged Collateral relating to any Pledged Foreign Issuer, no consent, authorization, approval, or other action by, and no notice to or filing with, any Governmental Authority is required either (i) for the pledge by such Pledgor of the Pledged Collateral pursuant to this Agreement or for the due execution, delivery or performance of this Agreement by such Pledgor, or (ii) for the exercise by Foothill of the voting or other rights provided for in this Agreement or of the remedies in respect of the Pledged Collateral pursuant to this Agreement, except as may be required in connection with the disposition of the Pledged Collateral by laws affecting the offering and sale of securities generally or for any filings necessary to comply with applicable local law registration requirements.


          SECTION 5. Further Assurances, Etc. (a) Each Pledgor agrees that at any time and from time to time, at the cost and expense of such Pledgor, such Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Foothill may reasonably request, in order to perfect and protect the Lien granted or purported to be granted hereby or to enable Foothill to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

           (b) Each Pledgor agrees to defend the title to the Pledged Collateral and the Lien thereon of Foothill against the claim of any other Person and to maintain and preserve such Lien until indefeasible payment in full of all obligations.

          SECTION 6.     Voting Rights; Dividends; Etc.

           (a) As long as no Event of Default shall have occurred and be continuing (and, in the case of subsection (a) (i) of this Section 6, as long as no notice thereof shall have been given by Foothill to the Pledgors pursuant to subsection (b) hereof):

           (i) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or any other Loan Document;
provided, however, that such Pledgor shall not exercise or shall refrain from exercising any such right if such action could reasonably be expected to result in a Material Adverse Change;

          (ii) Each Pledgor shall be entitled to receive and retain (subject to any Lien thereon in favor of Foothill) any and all dividends or distributions paid in respect of the Pledged Collateral, other than any and all:

                     (A) dividends paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

                     (B) dividends and other distributions paid or payable in cash in respect of any Pledged Shares or Additional Pledged Shares in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

                      (C) cash paid, payable or otherwise distributed in redemption of, or in exchange for, any Pledged Collateral, all of which shall be forthwith delivered to Foothill for deposit in the Lockboxes in the manner set forth in the Loan Agreement, and shall, if received by such Pledgor, be received in trust for the benefit of Foothill, be segregated from the other property or funds of such Pledgor, and be forthwith delivered to Foothill for deposit in the Lockboxes in the same form as so received (with any necessary endorsement); and

           (iii) Foothill shall execute and deliver (or cause to be executed and delivered) to any Pledgor all such proxies and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or distributions which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b) Upon the occurrence and during the continuance of an Event of Default:

                     (i) Upon notice by Foothill to any Pledgor, all rights of such Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 6(a) (i) above shall cease, and all such rights shall thereupon become vested in Foothill who shall thereupon have the sole right to exercise such voting and other consensual rights.

                     (ii) All rights of any Pledgor to receive the dividends or distributions which it would otherwise be authorized to receive and retain pursuant to Section 6(a)
          (ii) above shall cease, and all such rights shall thereupon become vested in Foothill who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends or distributions for deposit in the Lockboxes.

                     (iii) All dividends or distributions which are received by any Pledgor contrary to the provisions of paragraph (ii) of this Section 6(b) shall be received in trust for the benefit of Foothill, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to Foothill for deposit in the Lockboxes in the same form as so received (with any necessary endorsement).

                    (iv) Each Pledgor shall, if necessary to permit Foothill to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 6(b)(i) above and to receive all dividends and distributions which it may be entitled to receive under Section 6(b)(ii) above, execute and deliver to Foothill, from time to time and upon written notice of Foothill, appropriate proxies and other instruments as Foothill may reasonably request. The foregoing shall not in any way limit Foothill's power and authority granted pursuant to
          Section 8 hereof.

          SECTION 7.  Transfers and Other Liens; Additional Shares.
(a) Each Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral except as permitted by the Loan Agreement, or (ii) create or permit to exist any Lien upon or with respect to any of the Pledged Collateral, except for the Lien created pursuant to this Agreement or Liens permitted pursuant to Section 7.2 of the Loan Agreement.

           (b) Each Pledgor agrees that it will (i) except as permitted by the Loan Agreement, cause each Pledged Domestic Issuer and each Pledged Foreign Issuer of the Pledged Shares not to issue any shares of capital stock or other equity securities in addition to or in substitution for the Pledged Shares (except for, in the case of Pledged Domestic Issuers, any Excluded Equity Interests),
(ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all Additional Shares, and (iii) promptly (and in any event within three Business Days) deliver to
Foothill a Pledge Amendment, duly executed by such Pledgor, in substantially the form of Exhibit A hereto (a "Pledge Amendment"), in respect of the Additional Shares, together with all certificates or other instruments representing or evidencing the same. Each Pledgor hereby (i) authorizes Foothill to attach each Pledge Amendment to this Pledge Agreement, (ii) agrees that all capital stock and other equity securities listed on any Pledge Amendment delivered to Foothill shall for all purposes hereunder constitute Pledged Shares, and (iii) is deemed to have made, upon such delivery, the representations and warranties contained in Section 4 hereof with respect to such Pledged Collateral.

           SECTION 8. Foothill Appointed Attorney-in-Fact and Proxy. Subject to Section 6 hereof, each Pledgor hereby irrevocably constitutes and appoints Foothill and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact and proxy with full irrevocable power and authority in the place and stead of such Pledgor and in the name of such Pledgor or in its own name, from time to time in Foothill's discretion, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute and deliver any and all documents and instruments which Foothill may deem necessary or advisable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, hereby gives Foothill the power and right, on behalf of such Pledgor, upon the occurrence and during the continuance of an Event of Default, to receive, indorse and collect all instruments made payable to such Pledgor representing any dividend or distribution in respect of the Pledged Collateral or any part thereof, to give full discharge for the same, and to vote or grant any consent in respect of the Pledged Shares authorized by Section 6(b) hereof. Each Pledgor hereby ratifies, to the extent permitted by law, all that any said attorney shall lawfully do or cause to be done by virtue hereof. This power, being coupled with an interest, is irrevocable until, and shall automatically terminate upon, the termination of this Agreement pursuant to Section 17.

           SECTION 9. Foothill May Perform. If any Pledgor fails to perform any agreement contained herein, Foothill may itself perform, or cause performance of, such agreement, and the expenses of Foothill incurred in connection therewith shall be payable by such Pledgor under Section 12 hereof and constitute Obligations secured hereby.

          SECTION 10. Reasonable Care. Foothill shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which Foothill accords its own property, it being understood that Foothill shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged
Collateral, whether or not Foothill has or is deemed to have knowledge of any such matter, or (ii) taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

           SECTION 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

           (a) Foothill may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party after default under the Code or any other applicable law in effect in the State of California at that time, and Foothill may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any office of Foothill or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Foothill may deem commercially reasonable. Each Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to such Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Foothill shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Foothill may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives any claims against Foothill arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Foothill accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. With respect to Pledged Collateral consisting of securities registered under the Securities Act of 1933, as amended (the "Securities Act"), Foothill will comply with applicable securities laws in connection with any foreclosure sale.

           (b) Each Pledgor recognizes that by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, Foothill may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who will agree, among other things, to acquire such securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such sale may result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions and, notwithstanding such circumstances, agrees that any such sale shall be deemed to have been made in a commercially reasonable manner. Foothill shall be under no obligation to delay the sale of any of the Pledged Collateral for the period of time necessary to permit any Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Pledgor would agree to do so.

          (c) If Foothill determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, each Pledgor shall, from time to time, furnish to Foothill all such information as Foothill may request in order to determine the number of shares and other instruments included in the Pledged
Collateral which may be sold by Foothill as exempt transactions under the Securities Act and rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

           SECTION 12. Expenses. Each Pledgor will, jointly and severally, upon demand pay to Foothill the amount of any and all reasonable expenses, including, without limitation, the reasonable fees and expenses of Foothill's counsel and of any experts and agents, which Foothill may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights and remedies hereunder of Foothill, or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

          SECTION 13. Security Interest Absolute. All rights of Foothill and obligations of the Pledgors hereunder, and all security interests created or granted hereby, shall be absolute and unconditional irrespective of:

                     (i) any lack of validity or enforceability of any provision of the Loan Agreement or any other Loan Document or any other agreement or instrument relating thereto;

                    (ii) any change in the time, manner or place of payment of, or in any other term of, or any increase in the amount of, all or any of the Secured Obligations, or any other amendment or waiver of any term of, or any consent to any departure from any requirement of, the Loan Agreement or any other Loan Document;

                     (iii) any exchange, release or non-perfection of any Lien on any other collateral, or any release or amendment or waiver of any term of any guaranty of, or consent to departure from any requirement of any guaranty of, all or any of the Secured Obligations; or

                      (iv)   any  other  circumstance  which  might
          otherwise  constitute  a  defense  available  to,  or   a
          discharge of, Borrower or any Pledgor.

           SECTION 14. Amendments, Etc. No amendment or waiver of any provision of this Agreement nor consent to any departure by any Pledgor herefrom shall in any event be effective unless the same shall be in writing and signed by Foothill and each Pledgor affected thereby, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

           SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including, without limitation, by telecopy) and mailed by postage prepaid registered mail, return receipt requested, telecopied or delivered by hand, if to any Pledgor, in care of Borrower and in the manner set forth in Section 12 of the Loan Agreement, and if to Foothill, in the manner set forth in Section 12 of the Loan Agreement.

           SECTION 16. Continuing Security Interest; Transfer of Obligations. This Pledge Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until the termination of this Agreement pursuant to Section 17, (ii) be binding upon each Pledgor, its successors and assigns, and (iii) inure, together with the rights and remedies of Foothill hereunder, to the benefit of and be enforceable by Foothill and its successors, transferees and assigns.

           SECTION 17. Termination of Security Interest. This Agreement, and the security interests created or granted hereby, shall automatically terminate and be released on the date at which
(i) the commitments of Foothill to extend credit to Borrower under the Loan Agreement have been irrevocably terminated, and (ii) all Secured Obligations have been fully and finally paid in cash. In addition, upon any Asset Disposition by any Pledgor of any of the Pledged Collateral to the extent permitted under the Loan Agreement (and the application of the proceeds thereof, if any, in accordance with the Loan Agreement), Foothill shall release the security interest created or granted hereby in respect of the Pledged Collateral (but not the proceeds thereof) that is the subject of such permitted Asset Disposition. Upon any release of the security interest created by this Agreement in any of the Pledged Collateral pursuant to this Section 17, Foothill (without recourse upon, or any representation or warranty whatsoever by, Foothill) shall promptly (i) return, transfer and deliver to the applicable Pledgor all certificates, instruments and other property held by Foothill pursuant to this Agreement representing or evidencing such Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof, as the case may be, all without recourse upon, or representation or warranty whatsoever by, Foothill, except that the same shall be free and clear of any claims, liens or encumbrances created by or in respect of Foothill, and at the cost and expense of such Pledgor, and (ii) execute and deliver to each Pledgor (at the cost and expense of such Pledgor) such instruments as may be reasonably requested by such Pledgor acknowledging the release of such security interest with respect to such Pledged Collateral.

          SECTION 18. Amendment of Governing Documents. As soon as practicable and in any event within 90 days after the Closing Date (or, if later, 90 days after the date that such Pledgor becomes a party to this Agreement) and to the extent permitted by applicable law, each Pledgor shall, and shall cause each applicable Pledged Domestic Issuer or Pledged Foreign Issuer whose outstanding common stock is pledged by it hereunder to, take all action necessary to amend the governing documents of each Issuer where such governing documents restrict the assignment of any such shares, so as to allow the enforcement by Foothill of its rights under this Agreement.


            SECTION  19.     Governing  Law;  Severability.    This
Agreement shall be governed by, and be construed and interpreted in accordance with, the law of the State of California. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity and without invalidating the remaining provisions of this Agreement.

          SECTION 20. Waiver of Jury Trial. Each Pledgor waives any right it may have to a trial by jury in respect of any litigation based on, or arising out of, under or in connection with, this Agreement or any other Loan Document, or any course of conduct, course of dealing, verbal or written statement or other action of any loan party or any secured party.

           SECTION 21. Section Titles. The Section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not part of this Agreement.

          SECTION 22.    Waivers.

               (a) To the maximum extent permitted by law, each Pledgor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Loan Agreement, or the creation or existence of any Obligations; (iii) notice of the amount of the Obligations, subject, however, to Section 2.10 of the Loan Agreement and Pledgor's right to make inquiry of Foothill to ascertain the amount of the Obligations at any reasonable time;
(iv) notice of any adverse change in the financial condition of Borrower or of any other fact that might increase such Pledgor's risk hereunder;
(v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Loan Documents; (vi) notice of any Default or Event of Default under the Loan Agreement; and (vii) all other notices (except if such notice is specifically required to be given to such Pledgor under this Agreement) and demands to which such Pledgor might otherwise be entitled.

                (b) To the fullest extent permitted by applicable law, each Pledgor waives the right by statute or otherwise to require Foothill to institute suit against Borrower or to exhaust any rights and remedies which Foothill has or may have against Borrower. Each Pledgor further waives any defense arising by reason of any disability or other defense (other than the defense that the Obligations shall have been fully and finally indefeasibly paid) of Borrower or by reason of the cessation from any cause (other than that the Obligations shall have been fully and finally indefeasibly paid) whatsoever of the liability of Borrower in respect thereof.

               (c) To the maximum extent permitted by law, each Pledgor hereby waives: (i) any rights to assert against Foothill any defense (legal or equitable), set-off, counterclaim, or claim which such Pledgor may now or at any time hereafter have against Borrower or any other party liable to Foothill on account of or with respect to the
Obligations; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future sufficiency, validity, or enforceability of the Obligations;
(iii) any defense arising by reason of any claim or defense based upon an election of remedies by Foothill including, to the extent applicable, the provisions of 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction;
(iv) the benefit of any statute of limitations affecting any Pledgor's liability hereunder or the enforcement thereof.

               (d) To the maximum extent permitted by law, each Pledgor hereby waives any right of subrogation that such Pledgor has or may have as against any other Pledgor with respect to the Obligations. In addition, each Pledgor hereby waives any right to proceed against any other Pledgor, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Obligations. Each Pledgor also hereby waives any right to proceed or to seek recourse against or with respect to any property or asset of any other Debtor. As between any Pledgor and Foothill, each Pledgor hereby agrees that, in light of the waivers contained in this Section, such Pledgor shall not be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of any other Pledgor, whether for purposes of the application of Sections 547 or 550 of the United States Bankruptcy Code or otherwise.

                (e) If any of the Secured Obligations at any time are secured by a mortgage or deed of trust upon real property, Foothill may elect, in its sole discretion, upon a default with respect to the Secured Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Agreement, without diminishing or affecting the liability of any Pledgor hereunder. Each Pledgor understands that (i) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Foothill nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of such Pledgor against Borrower or guarantors or sureties, and (ii) absent the waiver given by such Pledgor herein, such an election might estop Foothill from enforcing this Agreement against such Pledgor. Understanding the foregoing, and understanding that each Pledgor is hereby relinquishing a defense to the enforceability of this Agreement, each Pledgor hereby waives any right to assert against Foothill any defense to the enforcement of this Agreement, whether denominated "estoppel" or otherwise, based on or arising from an election by Foothill nonjudicially to foreclose any such mortgage or deed of trust. Each Pledgor understands that the effect of the foregoing waiver may be that such Pledgor may have liability hereunder for amounts with respect to which such Pledgor may be left without rights of subrogation, reimbursement, contribution, or indemnity against Borrower or guarantors or sureties. Each Pledgor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Pledgor's liability under this Agreement.

                (f) WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH PLEDGOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2838,
2839, 2845, 2848, 2849, AND 2850, TO THE EXTENT APPLICABLE, CALIFORNIA CODE OF CIVIL PROCEDURE 580a, 580b, 580c, 580d, AND 726, AND, TO THE EXTENT APPLICABLE, CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE.

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                (g)  WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER
OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, EACH PLEDGOR HEREBY WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY FOOTHILL, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A SECURED OBLIGATION, HAS DESTROYED SUCH PLEDGOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE PRINCIPAL BY THE OPERATION OF SECTION 580d OF THE CODE OF CIVIL PROCEDURE OR OTHERWISE.

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           IN WITNESS WHEREOF, each Pledgor has caused this Agreement to be duly executed and delivered by its duly authorized officer on the date first above written.


                                   INTERGRAPH CORPORATION


                                   By:
                                      -------------------------
                                      Name:
                                      Title:


                                   INTERGRAPH DELAWARE, INC.



                                   By:
                                      --------------------------
                                      Name:
                                      Title:


                                   M&S COMPUTING INVESTMENTS, INC.


                                   By:
                                      --------------------------
                                      Name:
                                      Title:

Accepted and Acknowledged:

FOOTHILL CAPITAL CORPORATION


By:
   -------------------------
   Name:
   Title:




                  TRADEMARK SECURITY AGREEMENT
                  ----------------------------

          This TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of December 20, 1996, is made by INTERGRAPH CORPORATION, a Delaware corporation ("Debtor"), in favor of FOOTHILL CAPITAL
CORPORATION, a California corporation ("Secured Party").

     RECITALS
     --------
          A. Debtor and Secured Party have entered into that certain Loan and Security Agreement, dated as of even date herewith (as amended, restated, modified, renewed or extended from time to time, the "Loan Agreement"), pursuant to which Secured Party has agreed to make certain financial accommodations to Debtor, and Debtor has granted to Secured Party a security interest in (among other things) certain of Debtor's general intangibles.

          B. Pursuant to the Loan Agreement and as one of the conditions precedent to the obligations of Secured Party under the Loan Agreement, Debtor has agreed to execute and deliver this Agreement to Secured Party for filing with the United States Patent and Trademark Office and with any other relevant recording systems in any domestic or foreign jurisdiction, and as further evidence of and to effectuate Secured Party's existing security interests in the trademarks and other general intangibles described herein.

     ASSIGNMENT
     ----------

          NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which is hereby acknowledged, Debtor hereby agrees in favor of Secured Party as follows:

          II.       Definitions; Interpretation.

               A. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Event of Default" shall have the meaning ascribed thereto in the Loan Agreement.

          "Lien" means any pledge, security interest, assignment, charge or encumbrance, lien (statutory or other), or other preferential arrangement (including any agreement to give any security interest).

          "Proceeds" means whatever is receivable or received from or upon the sale, lease, license, collection, use, exchange or other disposition, whether voluntary or involuntary, of any Trademark Collateral, including "proceeds" as defined at California UCC Section 9306, all insurance proceeds and all proceeds of proceeds. Proceeds shall include (i) any and all accounts, chattel paper, instruments, general intangibles, cash and other proceeds, payable to or for the account of Debtor, from time to time in respect of any of the Trademark Collateral, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to or for the account of Debtor from time to time with respect to any of the Trademark Collateral, (iii) any and all claims and payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Trademark Collateral by any Person acting under color of governmental authority, and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the Trademark Collateral or for or on account of any damage or injury to or conversion of any Trademark Collateral by any Person.

          "PTO" means the United States Patent and Trademark Office and any successor thereto.

          "Secured Obligations" means all liabilities, obligations, or undertakings owing by Debtor to Secured Party of any kind or description arising out of or outstanding under, advanced or issued pursuant to, or evidenced by the Loan Agreement, the other Loan Documents, or this Agreement, irrespective of whether for the payment of money, whether direct or indirect, absolute or contingent, due or to become due, voluntary or involuntary, whether now existing or hereafter arising, and including all interest (including interest that accrues after the filing of a case under the Bankruptcy Code) and any and all costs, fees (including attorneys fees), and expenses which Debtor is required to pay pursuant to any of the foregoing, by law, or otherwise.

          "Trademark Collateral" has the meaning set forth in Section 2.

          "Trademarks" has the meaning set forth in Section 2.

          "UCC" means the Uniform Commercial Code as in effect from time to time in the State of California.

          "United States" and "U.S." each mean the United States of America.

               B. Terms Defined in UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

               C. Interpretation. In this Agreement, except to the extent the context otherwise requires:

                    (i) Any reference to a Section or a Schedule is a reference to a section hereof, or a schedule hereto, respectively, and to a subsection or a clause is, unless otherwise stated, a reference to a subsection or a clause of the Section or subsection in which the reference appears.

                    (ii) The words "hereof," "herein," "hereto,"
     "hereunder" and the like mean and refer to this Agreement as a whole and not merely to the specific Section, subsection, paragraph or clause in which the respective word appears.

                    (iii) The meaning of defined terms shall be equally applicable to both the singular and plural forms of the terms defined.

                    (iv) The words "including," "includes" and
     "include" shall be deemed to be followed by the words "without limitation."

                    (v) References to agreements and other
     contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto.

                    (vi) References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation referred to.

                    (vii) Any captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

                    (viii) Capitalized words not otherwise
     defined herein shall have the respective meanings assigned to them in the Loan Agreement.

                    (ix) In the event of a direct conflict between the terms and provisions of this Agreement and the Loan Agreement, it is the intention of the parties hereto that both such documents shall be read together and construed, to the fullest extent possible, to be in concert with each other. In the event of any actual, irreconcilable conflict that cannot be resolved as aforesaid, the terms and provisions of the Loan Agreement shall control and govern; provided, however, that the inclusion herein of additional obligations on the part of Debtor and supplemental rights and remedies in favor of Secured Party (whether under California law or applicable federal law), in each case in respect of the Trademark Collateral, shall not be deemed a conflict in the Loan Agreement.

          III.      Security Interest.
                    -----------------

               A. Assignment and Grant of Security Interest. To secure the Secured Obligations, Debtor hereby grants, assigns, transfers and conveys to Secured Party a continuing security interest in all of Debtor's right, title and interest in and to the following property, whether now existing or hereafter acquired or arising and whether registered or unregistered (collectively, the "Trademark
Collateral"):

                    (i) all state (including common law), federal and foreign trademarks, service marks and trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, other source or business identifiers, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, together with and including all licenses therefor held by Debtor, and all registrations and recordings thereof, and all applications filed or to be filed in connection therewith, including registrations and applications in the PTO, any State of the United States or any other country or any political subdivision thereof, and all extensions or renewals thereof, including without limitation any of the foregoing identified on Schedule A hereto (as the same may be amended, modified or supplemented from time to time), and the right (but not the obligation) to register claims under any state or federal trademark law or regulation or any trademark law or regulation of any foreign country and to apply for, renew and extend any of the same, to sue or bring opposition or cancellation proceedings in the name of Debtor or in the name of Secured Party for past, present or future infringement or unconsented use thereof, and all rights arising therefrom throughout the world (collectively, the "Trademarks");

               (ii) all claims, causes of action and rights to sue for past, present or future infringement or unconsented use of any Trademarks and all rights arising therefrom and pertaining thereto;

               (iii) all general intangibles related to or arising out of any of the Trademarks and all the goodwill of Debtor's business symbolized by the Trademarks or associated therewith; and

               (iv) all products and Proceeds of any and all of the foregoing.

               B. Certain Exclusions from Grant of Security Interest. Anything in this Agreement and the other Loan Documents to the contrary notwithstanding, the foregoing grant, assignment, transfer, and conveyance of a security interest shall not extend to, and the term "Trademark Collateral" shall not include, any item of Trademark Collateral described in Section 2(a) above that is now or hereafter held by Debtor as licensee or otherwise, solely in the event and to the extent that: (i) as the proximate result of the foregoing grant, assignment, transfer, or conveyance of a security interest, Debtor's rights in or with respect to such item of Trademark Collateral would be forfeited or would become void, voidable, terminable, or revocable, or if Debtor would be deemed to have breached, violated, or defaulted the underlying license or other agreement that governs such item of Trademark Collateral pursuant to the restrictions in the underlying license or other agreement that governs such item of Trademark Collateral; (ii) any such restriction shall be effective and enforceable under applicable law, including Section 9318(4) of the Code; and (iii) any such forfeiture, voidness, voidability, terminability, revocability, breach, violation, or default cannot be remedied by Debtor using its best efforts (but without any obligation to make any material expenditures of money or to commence legal proceedings); provided, however, that the foregoing grant, assignment, transfer, and conveyance of security interest shall extend to, and the term "Trademark Collateral" shall include, (y) any and all Proceeds of such item of Trademark Collateral to the extent that the assignment or encumbering of such Proceeds is not so restricted, and (z) upon any such licensor or other applicable party's consent with respect to any such otherwise excluded item of Trademark Collateral being obtained, thereafter such item of Trademark Collateral as well as any Proceeds thereof that might theretofore have been excluded from such grant, assignment, transfer, and conveyance of a security interest and the term "Trademark Collateral."

               C. Continuing Security Interest. Debtor agrees that this Agreement shall create a continuing security interest in the Trademark Collateral which shall remain in effect until terminated in accordance with Section 17.

               D. Incorporation into Loan Agreement. This Agreement shall be fully incorporated into the Loan Agreement and all understandings, agreements and provisions contained in the Loan
Agreement shall be fully incorporated into this Agreement. Without limiting the foregoing, the Trademark Collateral described in this Agreement shall constitute part of the Collateral in the Loan
Agreement.

               E.  Licenses.   Anything in the Loan Agreement or this
Agreement to the contrary notwithstanding, Debtor may grant non-exclusive licenses of the Trademark Collateral (subject to the security interest (if any) of Secured Party therein) in the ordinary course of business consistent with past practice.

          IV. Further Assurances; Appointment of Secured Party as Attorney-in-Fact. Debtor at its expense shall execute and deliver, or cause to be executed and delivered, to Secured Party any and all documents and instruments, in form and substance satisfactory to Secured Party, and take any and all action, which Secured Party may reasonably request from time to time, to perfect and continue perfected, maintain the priority of or provide notice of Secured
Party's security interest in the Trademark Collateral and to accomplish the purposes of this Agreement. Secured Party shall have the right, in the name of Debtor, or in the name of Secured
Party or otherwise, without notice to or assent by Debtor, and Debtor hereby irrevocably constitutes and appoints Secured Party
(and any of Secured Party's officers or employees or agents designated by Secured Party) as Debtor's true and lawful attorney-in-fact with full power and authority, if Debtor refuses or fails to do so timely, (i) to sign the name of Debtor on all or any of such documents or instruments and perform all other acts that Secured Party deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of Secured Party's security interest in, the Trademark Collateral, and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things, for and on behalf of Debtor, which Secured Party reasonably may deem necessary or advisable to maintain, preserve and protect the Trademark Collateral and to accomplish the purposes of this Agreement, including (A) after the occurrence and during the continuance of any Event of Default, to defend, settle, adjust or institute any action, suit or proceeding with respect to the Trademark Collateral, (B) during a Triggering Event, to assert or retain any rights under any license agreement for any of the Trademark Collateral, and (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for Secured Party to use the Trademark Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Trademark Collateral, and to assign, convey or otherwise transfer title in or dispose of the Trademark Collateral. The power of attorney set forth in this
Section 3, being coupled with an interest, is irrevocable so long as this Agreement shall not have terminated in accordance with
Section 17.

          V. Representations and Warranties. Debtor represents and warrants to Secured Party as follows:

               A. No Other Trademarks. Schedule A sets forth, as of the Closing Date, a true and correct list of all of the existing
Trademarks that are registered, or for which any application for registration has been filed with the PTO or any corresponding or similar trademark office of any other U.S. or foreign jurisdiction, and that are owned or held (whether pursuant to a license or otherwise) and used by Debtor.

               B. Trademarks Subsisting. Each of the Trademarks listed in Schedule A is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, and, to the best of Debtor's knowledge, each of the Trademarks is valid and enforceable.

               C. Ownership of Trademark Collateral; No Violation. (i) Debtor has rights in and good and defensible title to the existing Trademark Collateral, (ii) with respect to the Trademark Collateral shown on Schedule A hereto as owned by it, Debtor is the sole and exclusive owner thereof, free and clear of any Liens and rights of others (other than the security interest created hereunder), including licenses, registered user agreements and covenants by Debtor not to sue third persons, and (iii) with respect to any Trademarks for which Debtor is either a licensor or a licensee pursuant to a license or licensee agreement regarding such Trademark, each such license or licensing agreement is in full force and effect, Debtor is not in default of any of its obligations thereunder and, other than the parties to such licenses or licensing agreements, no other Person has any rights in or to any of the Trademark Collateral. To the best of Debtor's knowledge, the past, present and contemplated future use of the Trademark Collateral by Debtor has not, does not and will not infringe upon or violate any right, privilege or license agreement of or with any other Person.

               D. No Infringement. To the best of Debtor's knowledge, no material infringement or unauthorized use presently is being made of any of the Trademark Collateral by any Person.

               E. Powers. Debtor has the unqualified right, power and authority to pledge and to grant to Secured Party a security interest in all of the Trademark Collateral pursuant to this Agreement, and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person except as already obtained.

          VI. Covenants. So long as any of the Secured Obligations remain unsatisfied, Debtor agrees that it will comply with all of the covenants, terms and provisions of this Agreement, the Loan
Agreement and the other Loan Documents, and Debtor will promptly give Secured Party written notice of the occurrence of any event that could have a material adverse effect on any of the Trademarks or the Trademark Collateral, including any petition under the Bankruptcy Code filed by or against any licensor of any of the Trademarks for which Debtor is a licensee.

          VII. Future Rights. For so long as any of the Secured Obligations shall remain outstanding, or, if earlier, until Secured Party shall have released or terminated, in whole but not in part, its interest in the Trademark Collateral, if and when Debtor shall obtain rights to any new Trademarks, or any reissue, renewal or extension of any Trademarks, the provisions of Section 2 shall automatically apply thereto and Debtor shall give to Secured Party prompt notice thereof. Debtor shall do all things deemed necessary or advisable by Secured Party to ensure the validity, perfection, priority and enforceability of the security interests of Secured Party in such future acquired Trademark Collateral. In accordance with Section 3 hereof, Debtor hereby authorizes Secured Party to modify, amend or supplement the Schedules hereto and to re-execute this Agreement from time to time on Debtor's behalf and as its attorney-in-fact to include any future Trademarks which are or become Trademark Collateral and to cause such re-executed Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

          VIII. Secured Party's Duties. Notwithstanding any provision contained in this Agreement, Secured Party shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to Debtor or any other Person for any failure to do so or delay in doing so. Except for the accounting for moneys actually received by Secured Party hereunder or in connection herewith, Secured Party shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Trademark Collateral.

          IX. Remedies. From and after the occurrence and during the continuation of an Event of Default, Secured Party shall have all rights and remedies available to it under the Loan Agreement and applicable law (which rights and remedies are cumulative) with respect to the security interests in any of the Trademark
Collateral or any other Collateral. Debtor agrees that such rights and remedies include the right of Secured Party as a secured party to sell or otherwise dispose of its Collateral after default, pursuant to UCC Section 9504. Debtor agrees that Secured Party shall at all times have such royalty-free licenses, to the extent permitted by law, for any Trademark Collateral that is reasonably necessary to permit the exercise of any of Secured Party's rights or remedies upon or after the occurrence of (and during the continuance of) an Event of Default with respect to (among other things) any tangible asset of Debtor in which Secured Party has a security interest, including Secured Party's rights to sell inventory, tooling or packaging which is acquired by Debtor (or its successor, assignee or trustee in bankruptcy). In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, Secured Party shall have the right but shall in no way be obligated to bring suit, or to take such other action as Secured Party deems necessary or advisable, in the name of Debtor or Secured Party, to enforce or protect any of the Trademark Collateral, in which event Debtor shall, at the request of Secured Party, do any and all lawful acts and execute any and all documents required by Secured Party in aid of such enforcement. To the extent that Secured Party shall elect not to bring suit to enforce such Trademark Collateral, Debtor agrees to use all reasonable measures and its diligent efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement, misappropriation or violation thereof by others and for that purpose agrees diligently to maintain any action, suit or proceeding against any Person necessary to prevent such infringement, misappropriation or violation.

          X. Binding Effect. This Agreement shall be binding upon, inure to the benefit of and be enforceable by Debtor and Secured Party and their respective successors and assigns.

          XI. Notices. All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Loan Agreement.

          XII. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, except to the extent that the validity or perfection of the assignment and security interests hereunder in respect of any Trademark Collateral are governed by federal law, in which case such choice of California law shall not be deemed to deprive
Secured Party of such rights and remedies as may be available under federal law.

          XIII. Entire Agreement; Amendment. This Agreement, together with the Schedules hereto, contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior drafts and communications relating to such subject matter. Neither this Agreement nor any provision hereof may be modified, amended or waived except by the written agreement of the parties as provided in the Loan Agreement. Notwithstanding the foregoing, Secured Party may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof.

          XIV. Severability. If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

          XV. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          XVI. Loan Agreement. Debtor acknowledges that the rights and remedies of Secured Party with respect to the security interest in the Trademark Collateral granted hereby are more fully set forth in the Loan Agreement and all such rights and remedies are cumulative.

          XVII. No Inconsistent Requirements. Debtor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and Debtor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms. To the extent of any conflict between the provisions of this Agreement and the Loan Agreement, however, the provisions of the Loan Agreement shall govern.

          XVIII. Termination. Upon the indefeasible payment in full of the Secured Obligations, including the cash collateralization, expiration, or cancellation of all Secured Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Agreement shall terminate, and Secured Party shall execute and deliver such documents and instruments and take such further action reasonably requested by Debtor, at Debtor's expense, as shall be necessary to evidence termination of the security interest granted by Debtor to Secured Party hereunder, including cancellation of this Agreement by written notice from Secured Party to the PTO.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                            INTERGRAPH CORPORATION,
                            a Delaware corporation



                            By:
                                  -----------------------------

                            Title:
                                  -----------------------------




                            FOOTHILL CAPITAL CORPORATION,
                            a California corporation



                            By:
                                  ------------------------------
                            Title:
                                  ------------------------------




STATE OF CALIFORNIA    )
                       )ss
COUNTY OF LOS ANGELES )



     On January ___, 1997, before me, ____________________________,
Notary Public, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



               ---------------------------------
               Signature

[SEAL]


STATE OF CALIFORNIA    )
                       )ss
COUNTY OF LOS ANGELES)


     On January ___, 1997, before me, ____________________________,
Notary Public, personally appeared ____________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



               ----------------------------------
               Signature

[SEAL]





                    As of December 20, 1996



Foothill Partners II, L.P.
Foothill Partners III, L.P.
11111 Santa Monica Boulevard
Suite 1500
Los Angeles, California 90025


Ladies and Gentlemen:

           This letter will confirm the agreement of Intergraph Corporation, a Delaware corporation ("Borrower") that each of Foothill Partners II, L.P. and Foothill Partners III, L.P. (the "Funds"), in connection with their acquisition of participation interests in debt of the Borrower, will be entitled to the following contractual rights, in addition to the specified rights to certain non-public financial information, inspection rights, and other rights specifically provided to Foothill Capital Corporation ("FCC") and/or its participants under the Loan and Security Agreement, dated as of December 20, 1996 (the "Loan Agreement"):

          (1) The Funds each shall be permitted to select one representative ("Representatives") to consult with and advise management of Borrower on significant business issues, including such management's proposed annual operating plans, and management of Borrower will make itself available to meet with those Representatives regularly during each year by telephone and/or at Borrower's facility at mutually agreeable times, on reasonable prior written notice, for such consultation and advice and to review progress in achieving such plans.

          (2) In the event of any material development to or affecting Borrower's business (a) that could reasonably be expected to materially impair Borrower's ability to perform its obligations under the Loan Agreement or of Foothill to enforce the Obligations (as defined in the Loan Agreement) or to realize upon the Collateral (as defined in the Loan Agreement), or (b) that could reasonably be expected to have a material adverse effect on the value of the Collateral or the amount that FCC would be likely to receive (after giving consideration to delays in payment and costs of enforcement) in the liquidation of such Collateral, Borrower shall notify the Representatives and provide the Representatives with the opportunity, on reasonable prior written notice, to consult with and advise Borrower's management of its views with respect thereto.

          (3) The Representatives may examine the books and records of Borrower and visit and inspect its facilities and may reasonably request information at reasonable times and intervals concerning the general status of Borrower's financial conditions and operations.


Foothill Partners II, L.P.
Foothill Partners III, L.P.
As of December 20, 1996
Page 2



          (4) On reasonable prior written notice, the Representatives may discuss the business operations, properties and financial and other  conditions of Borrower with Borrower's officers, employees
and   directors   and   with  Borrower's  independent   certified
accountants and investment bankers.

          (5) The Funds shall be entitled to request that Borrower provide them when available, with copies of (i) all financial statements, forecasts and projections provided to or approved by
its   Board  of  Directors;  (ii)  all  notices,  minutes,  proxy materials, consents and correspondence and other material that it provides to its Directors and shareholders; (iii) any letter issued to Borrower by its accountants with respect to Borrower's internal controls; (iv) any documents filed by Borrower with the
Securities   and   Exchange  Commission;  (v)   copies   of   all
information, statements and reports provided to FCC under the Loan Agreements; and/or (vi) such other business and financial data as the Representatives reasonably may request in writing from time to time; other than, in each case, any such materials provided by Borrower to its Directors to the extent protected by applicable attorney work-product doctrine and/or attorney-client privilege.

           The Funds agree that they will not disclose to any third party any information provided to them by Borrower hereunder which is not generally available to the public or which is specifically designated by Borrower as confidential, except with the prior express approval of Borrower or as may otherwise by required by applicable law.

           The rights described herein shall apply and continue for so long as the Funds continue to hold any amount of indebtedness (or a participation interest therein) of Borrower owned by the Fund as of the closing date under the Loan Agreement.

                              Very truly yours,

                              INTERGRAPH CORPORATION


                              By:
                                 -------------------------------
                              Title:
                                    ----------------------------




Foothill Partners II, L.P.
Foothill Partners III, L.P.
As of December 20, 1996
Page 3




AGREED AND ACCEPTED AS OF THIS
20th DAY OF DECEMBER, 1996.

FOOTHILL PARTNERS II, L.P.

By:
   ---------------------------
    Managing General Partner

FOOTHILL PARTNERS III, L.P.

By:
   ---------------------------
    Managing General Partner